Smith Barney Futures Management LLC
                         388 Greenwich Street, 7th Floor
                          New York, New York 10013-2396

May 31, 2000


AAA Capital Management Inc.
5051 Westheiemr - Suite 2100
Houston, Texas 77056

Attention:  Mr. Anthony Annunziato

         Re:      Management Agreement Renewals

Dear Mr. Annunziato:

We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the "Management Agreements"). We are extending the term of the Management Agreements through June 30, 2001and all other provisions of the Management Agreements will remain unchanged.

o        Smith Barney AAA Energy Fund L.P.
o        Salomon Smith Barney Orion Futures Fund L.P.

Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Mr. Daniel Dantuono at the address above or fax to 212-723-8985. If you have any questions I can be reached at 212-723-5416.

Very truly yours,

SMITH BARNEY FUTURES MANAGEMENT LLC


By:  /s/ Daniel A. Dantuono
         -----------------
         Daniel A. Dantuono
         Chief Financial Officer,
         Director & Treasurer

By:  /s/ A. Anthony Annunziato
         ---------------------

Print Name: A. Anthony Annunziato
            --------------------

DAD/sr

                       Smith Barney Futures Management LLC
                         388 Greenwich Street, 7th Floor
                          New York, New York 10013-2396

May 31, 2000

Beacon Management Corporation
47 Hullfish Street
Princeton, N.J. 08542

Attention:  Mr. Mark Stratton

         Re:      Management Agreement Renewals

Dear Mr. Stratton:

We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the "Management Agreements"). We are extending the term of the Management Agreements through June 30, 2001and all other provisions of the Management Agreements will remain unchanged.

o        Smith Barney Diversified Futures Fund L.P. II
o        Salomon Smith Barney Orion Futures Fund L.P.
o        Smith Barney Diversified 2000 Futures Fund L.P.

Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Mr. Daniel Dantuono at the address above or fax to 212-723-8985. If you have any questions I can be reached at 212-723-5416.

Very truly yours,

SMITH BARNEY FUTURES MANAGEMENT LLC


By:  /s/ Daniel A. Dantuono
         ---------------------------
         Daniel A. Dantuono
         Chief Financial Officer,
         Director & Treasurer

By:  /s/ Mark S. Stratton
         -----------------------------------

Print Name: Mark S. Stratton
           -----------------

DAD/sr

                       Smith Barney Futures Management LLC
                         388 Greenwich Street, 7th Floor
                          New York, New York 10013-2396

June 11, 2001



AAA Capital Management Inc.
5051 Westheimer - Suite 2100
Houston, Texas 77056

Attention:  Mr. Anthony Annunziato

         Re:      Management Agreement Renewals

Dear Mr. Annunziato:

We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the "Management Agreements"). We are extending the term of the Management Agreements through June 30, 2002 and all other provisions of the Management Agreements will remain unchanged.

o        Smith Barney AAA Energy Fund L.P.
o        Salomon Smith Barney Orion Futures Fund L.P.

Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Mr. Daniel McAuliffe at the address above or fax to 212-723-8985. If you have any questions I can be reached at 212-723-5435.

Very truly yours,

SMITH BARNEY FUTURES MANAGEMENT LLC


By:  /s/ Daniel R. McAuliffe, Jr.
         -----------------------------
         Daniel R. McAuliffe, Jr.
         Chief Financial Officer & Director

By:  /s/ A. Anthony Annunziato
         -----------------------------------

Print Name:   A. Anthony Annunziato
              --------------------------

DRMcA/sr

                       Smith Barney Futures Management LLC
                         388 Greenwich Street, 7th Floor
                          New York, New York 10013-2396

June 11, 2001


Beacon Management Corporation
47 Hullfish Street
Princeton, N.J. 08542

Attention:  Mr. Mark Stratton

         Re:      Management Agreement Renewals

Dear Mr. Stratton:

We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the "Management Agreements"). We are extending the term of the Management Agreements through June 30, 2002 and all other provisions of the Management Agreements will remain unchanged.

o        Smith Barney Diversified Futures Fund L.P. II
o        Salomon Smith Barney Orion Futures Fund L.P.
o        Smith Barney Diversified 2000 Futures Fund L.P.

Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Mr. Daniel McAuliffe at the address above or fax to 212-723-8985. If you have any questions I can be reached at 212-723-5435.

Very truly yours,

SMITH BARNEY FUTURES MANAGEMENT LLC


By:  /s/ Daniel R. McAuliffe, Jr.
         ------------------------
         Daniel R. McAuliffe, Jr.
         Chief Financial Officer & Director

By:  /s/ Mark S. Stratton
         ---------------

Print Name: Mark S. Stratton
            -----------------

DRMcA/sr

                       Smith Barney Futures Management LLC
                         388 Greenwich Street, 7th Floor
                          New York, New York 10013-2396

June 11, 2001


Willowbridge Associates Inc.
101 Morgan Lane - Suite 180
Plainsboro, N.J. 08536

Attention:  Ms. Bonnie Huff / Ms. Janet Boyer

         Re:      Management Agreement Renewals

Dear Ms. Huff and Ms. Boyer:

We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the "Management Agreements"). We are extending the term of the Management Agreements through June 30, 2002 and all other provisions of the Management Agreements will remain unchanged.

o        Smith Barney Principal Plus Futures Fund L.P. II
o        Smith Barney Diversified Futures Fund L.P.
o        Smith Barney Diversified Futures Fund L.P. II
o        Salomon Smith Barney Orion Futures Fund L.P.

Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Mr. Daniel McAuliffe at the address above or fax to 212-723-8985. If you have any questions I can be reached at 212-723-5435.

Very truly yours,

SMITH BARNEY FUTURES MANAGEMENT LLC


By:  /s/ Daniel R. McAuliffe, Jr.
         ----------------------
         Daniel R. McAuliffe, Jr.
         Chief Financial Officer & Director

By:  /s/ Steven R. Crane
         --------------------
         Senior Vice President

Print Name:   Steven R. Crane
              ----------------
DRMcA/sr

                       Smith Barney Futures Management LLC
                         388 Greenwich Street, 7th Floor
                          New York, New York 10013-2396

June 11, 2002

AAA Capital Management Inc.
5051 Westheimer - Suite 2100
Houston, Texas 77056

Attention:  Mr. Anthony Annunziato

         Re:      Management Agreement Renewals

Dear Mr. Annunziato:

We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the "Management Agreements"). We are extending the term of the Management Agreements through June 30, 2003 and all other provisions of the Management Agreements will remain unchanged.

o        Smith Barney AAA Energy Fund L.P.
o        SB AAA Master Fund LLC
o        Salomon Smith Barney Orion Futures Fund L.P.
o        Aurora 2001

Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Mr. Daniel McAuliffe at the address above or fax to 212-723-8985. If you have any questions I can be reached at 212-723-5435.

Very truly yours,

SMITH BARNEY FUTURES MANAGEMENT LLC

By:  /s/ Daniel R. McAuliffe, Jr.
         ----------------------------
         Daniel R. McAuliffe, Jr.
         Chief Financial Officer & Director

By:  /s/ A. Anthony Annunziato
         --------------------------

Print Name:  A. Anthony Annunziato
             -------------------------

DRMcA/sr

                       Smith Barney Futures Management LLC
                         388 Greenwich Street, 7th Floor
                          New York, New York 10013-2396

June 11, 2002

Beacon Management Corporation
47 Hullfish Street
Princeton, N.J. 08542

Attention:  Mr. Mark Stratton

         Re:      Management Agreement Renewals

Dear Mr. Stratton:

We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the "Management Agreements"). We are extending the term of the Management Agreements through June 30, 2003 and all other provisions of the Management Agreements will remain unchanged.

o        Smith Barney Diversified Futures Fund L.P. II
o        Salomon Smith Barney Orion Futures Fund L.P.
o        Smith Barney Diversified 2000 Futures Fund L.P.
o        AURORA 2001

Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Mr. Daniel McAuliffe at the address above or fax to 212-723-8985. If you have any questions I can be reached at 212-723-5435.

Very truly yours,

SMITH BARNEY FUTURES MANAGEMENT LLC

By:  /s/ Daniel R. McAuliffe, Jr.
         ----------------------
         Daniel R. McAuliffe, Jr.
         Chief Financial Officer & Director

By:  /s/ Mark S. Stratton
         ------------------

Print Name:  Mark Stratton
             -------------------

DRMcA/sr

                       Smith Barney Futures Management LLC
                         388 Greenwich Street, 7th Floor
                          New York, New York 10013-2396

June 11, 2002


Willowbridge Associates Inc.
101 Morgan Lane - Suite 180
Plainsboro, N.J. 08536

Attention:  Ms. Bonnie Huff / Ms. Janet Boyer

         Re:      Management Agreement Renewals

Dear Ms. Huff and Ms. Boyer:

We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the "Management Agreements"). We are extending the term of the Management Agreements through June 30, 2003 and all other provisions of the Management Agreements will remain unchanged.

o        Salomon Smith Barney Orion Futures Fund L.P.
o        Smith Barney Principal Plus Futures Fund L.P. II
o        Smith Barney Diversified Futures Fund L.P.
o Smith Barney Diversified Futures Fund L.P. II o

Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Mr. Daniel McAuliffe at the address above or fax to 212-723-8985. If you have any questions I can be reached at 212-723-5435.

Very truly yours,

SMITH BARNEY FUTURES MANAGEMENT LLC

By:  /s/ Daniel R. McAuliffe, Jr.
         -----------------------
         Daniel R. McAuliffe, Jr.
         Chief Financial Officer & Director

By:  /s/ Steven R. Crane
         -----------------

Print Name:  Steven R. Crane
             ---------------
DRMcA/sr